This presentation is the property of Lawson Products, Inc. and may not be reproduced 1 Investor Presentation February 2015

This presentation is the property of Lawson Products, Inc. and may not be reproduced 2 Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2014. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

This presentation is the property of Lawson Products, Inc. and may not be reproduced 3 Lawson Products: At a Glance • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – 5 strategically located distribution centers and 1 corporate HQ – Workforce ~1,500 (approximately 900 sales reps) • Supplies approximately 300,000 products to the MRO marketplace • VMI and private label drives high gross margins Fasteners Cutting Tools Chemicals Hydraulics Other

This presentation is the property of Lawson Products, Inc. and may not be reproduced 4 Lawson Products: Competitive Advantages and Differentiators What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Significant investments in people, facilities and technology to enable outstanding customer service • Lowest total cost “Not the Typical MRO Distributor”

This presentation is the property of Lawson Products, Inc. and may not be reproduced 5 One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Approximately 300,000 products • Lawson Managed Inventory • Product recommendations from your Lawson Representative • Hundreds of pre-built assortments • Industrial vending • Application advice from our test and application engineers • Unlimited sourcing of hard-to-find items • Self-service inventory management • Complimentary on-site safety & product usage training Our Commitment to our 70,000 Customers High touch service and technical expertise drives customer relationships

This presentation is the property of Lawson Products, Inc. and may not be reproduced 6 Customer and Product Profile (1) Other consists primarily of freight revenue Fastening Systems 21% Fluid Power 16% Specialy Chemicals 15% Cutting Tools and Abrasives 14% Electrical 12% Aftermarket Automotive Supplies 7% Safety 4% Welding and Metal Repair 3% Other 8% Product Mix Regional Accounts 62% Strategic 14% Kent Automotive 17% Government 4% Other (1) 3% Customer Mix

This presentation is the property of Lawson Products, Inc. and may not be reproduced 7 Lawson Growth Strategy Add New Sales Reps Foundational Support Selective Acquisitions Sales Growth Driven By ERP Network Optimization Sales Transformation Lean/Six Sigma Website Drive Sales Rep Productivity

This presentation is the property of Lawson Products, Inc. and may not be reproduced 8 2015 Focus: Actions Across the Value Chain Driving Growth Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Onboarding process • Sales Management dashboard • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing enhancements • Website • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • Supplier negotiation process • Vendor metrics • Electronic communication Information Technology – Integration of Web and SAP Lean / Six Sigma Add New Sales Reps and Drive Rep Productivity

This presentation is the property of Lawson Products, Inc. and may not be reproduced 9 Longer Sales Rep Tenure Drives Rep Productivity $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 0 50 100 150 200 250 300 350 400 < 12 Mos. 1 - 2 Yrs. 3 - 5 Yrs. 5 - 10 Yrs. > 10 Yrs. A ve ra ge A n n u al Sal e s in T h o u sa n d s N u m b er o f Sal e s R ep s Tenure with Lawson (as of 12/31/14) Number of Reps Average Annual Sales

This presentation is the property of Lawson Products, Inc. and may not be reproduced 10 Financial Highlights • Focused on revenue growth - Number of sales reps and sales rep productivity • Ended 2014 with 916 sales reps, up 14% from 2013 - Added 110 net additional sales reps in 2014 • Strong balance sheet - No debt - Significant capital investments over past 3 years to drive growth - $40 million credit facility in place - Sold non-core businesses • Strong gross margins – 60.4% in 2014 v. 59.8% in 2013 • Adjusted EBITDA margin improving - 4.8% in 2014 v. 3.7% in 2013 - Previous expense reductions

This presentation is the property of Lawson Products, Inc. and may not be reproduced 11 Financial Highlights – Sales Trends • Tight correlation between sales levels and sales rep count • Added net 110 in 2014 • Sales rep count to increase to approximately 1,000 by 2015 year-end •Will continue to aggressively add to the sales team in 2015 including Business Development Managers, Sales Service Reps, District Managers and Sales Reps • Drive sales rep productivity • New sales reps will impact productivity as they build out their business 740 760 780 800 820 840 860 880 900 920 1,040 1,060 1,080 1,100 1,120 1,140 1,160 1,180 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 A v e rage A cti v e S al e s Repre s en tati v e s A v e rage Dail y S al e s ( $ in t h o u s a n d s ) Average Daily Sales & Rep Count By Quarter Average Daily Sales Average Sales Rep Count

This presentation is the property of Lawson Products, Inc. and may not be reproduced 12 Lawson Products: Poised for Growth • Recent Foundational Investments • Operational Excellence • Leverage Current Infrastructure • Continued Sales Force Expansion • Large Fragmented Market

This presentation is the property of Lawson Products, Inc. and may not be reproduced 13 For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp LAWS listed NASDAQ www.lawsonproducts.com

This presentation is the property of Lawson Products, Inc. and may not be reproduced 14 Appendices

This presentation is the property of Lawson Products, Inc. and may not be reproduced 15 Significant Foundational Activities August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Announced $20M in annual costs savings Restructured senior team August 2012 Transitioned packaging facility to McCook, Ill distribution center Entered into new five-year $40M credit facility October 2012 Announced new CEO and President, Michael G. DeCata Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Completed planned staff reduction Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new web-site to new customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw machine Products sale for net proceeds of $12.1M June 2014 Closed on sale of Reno distribution facility for net proceeds of $8.3M; began 10 year lease for currently used portion of facility Appendix P-1

Regulation G – GAAP Reconciliation

Appendix P-2

Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

($ in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales	$67,213	$68,317	$68,235	$65,738	$69,204	$72,080	$74,128	$ 70,281
Operating Income (Loss)	(3,530)	(201)	870	(3,002)	(4,713)	1,241	678	(2,169)
Depreciation & Amortization	2,061	2,244	2,367	2,358	2,295	2,163	2,160	2,133
EBITDA	(1,469)	2,043	3,237	(644)	(2,418)	3,404	2,838	(36)
Excluded Costs								
Severance	-	2	962	(127)	728	290	(328)	(59)
Stock Based Compensation (Benefit)	1,596	76	33	562	1,125	408	2,423	2,443
Loss/(Gain) on Disposal of Property	-	-	(36)	32	-	-	97	45
Legal Settlement	-	-	-	-	-	-	(688)	-
Employment Tax Matter	-	-	-	(400)	-	-	-	-
Loss on Sub-Lease	-	-	-	2,928	-	-	-	-
National sales meeting	1,225	-	-	-	-	-	-	-
Remediation expense	-	-	-	-	-	-	-	340
Property Impairment Loss	-	-	-	-	2,914	132	-	-
Adjusted EBITDA	$ 1,352	$ 2,121	$ 4,196	$ 2,351	$ 2,349	$ 4,234	$ 4,342	$ 2,733
Adjusted EBITDA % of Sales	*2.0%*	*3.1%*	*6.1%*	*3.6%*	*3.4%*	*5.9%*	*5.9%*	*3.9%*
Annual Adjusted EBITDA % of Sales				*3.7%*				*4.8%*

LAWSON Products

This presentation is the property of Lawson Products, Inc. and may not be reproduced

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This presentation is the property of Lawson Products, Inc. and may not be reproduced 17 Quarterly Results Appendix P-3 (Dollars in thousands) Three Months Ended Dec. 31, 2014 Sep. 30, 2014 Jun. 30, 2014 Mar. 31, 2014 Dec. 31, 2013 Number of business days 61 64 64 63 61 Average daily net sales $ 1,152 $ 1,158 $ 1,126 $ 1,098 $ 1,078 Sequential quarter (decrease) increase (0.5)% 2.8% 2.6% 1.9% 1.1 % Average active sales rep count 908 882 854 819 794 Period-end active sales rep count 916 894 878 836 806 Sales per rep per day $ 1.269 $ 1.313 $ 1.319 $ 1.341 $ 1.358 Sequential quarter decrease (3.4)% (0.5)% (1.6)% (1.3)% (1.4)% Net sales $ 70,281 $ 74,128 $ 72,080 $ 69,204 $ 65,738 Gross profit 42,935 44,533 43,803 41,278 39,627 Gross profit percentage 61.1% 60.1% 60.8% 59.6% 60.3 % Operating expenses Selling, general & administrative expenses $ 44,719 $ 43,758 $ 42,430 $ 43,077 $ 40,069 Loss on asset disposals 45 97 — — 32 Other operating expenses 340 — 132 2,914 2,528 45,104 43,855 42,562 45,991 42,629 Operating income (loss) $ (2,169) $ 678 $ 1,241 $ (4,713) $ (3,002)

This presentation is the property of Lawson Products, Inc. and may not be reproduced 18 2014 Consolidated Balance Sheet Appendix P-4 December 31, 2014 December 31, 2013 ASSETS Current assets: Cash and cash equivalents $ 4,207 $ 698 Restricted cash 800 800 Accounts receivable, less allowance for doubtful accounts of $733 and $828, respectively 31,546 30,221 Inventories 44,517 45,774 Miscellaneous receivables and prepaid expenses 5,433 4,393 Deferred income taxes — 5 Discontinued operations — 8,960 Total current assets 86,503 90,851 Property, plant and equipment, net 41,588 58,974 Cash value of life insurance 9,188 9,179 Deferred income taxes 51 54 Other assets 510 481 Discontinued operations — 406 Total assets $ 137,840 $ 159,945 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Revolving line of credit $ — $ 16,078 Accounts payable 7,867 14,787 Accrued expenses and other liabilities 30,616 23,521 Discontinued operations 245 564 Total current liabilities 38,728 54,950 Security bonus plan 15,857 16,143 Financing lease obligation 9,414 10,223 Deferred compensation 5,102 5,867 Deferred rent liability 4,361 4,961 Other liabilities 2,523 1,889 Total liabilities 75,985 94,033 Stockholders’ equity: Preferred stock, $1 par value: Authorized - 500,000 shares, issued and outstanding — None — — Common stock, $1 par value: Authorized - 35,000,000 shares Issued – 8,720,350 and 8,670,512 shares, respectively Outstanding – 8,706,467 and 8,658,885 shares, respectively 8,720 8,671 Capital in excess of par value 8,701 7,799 Retained earnings 43,275 47,644 Treasury stock – 13,883 and 11,627 shares held, respectively (267) (187 Accumulated other comprehensive income 1,426 1,985 Total stockholders’ equity 61,855 65,912 Total liabilities and stockholders’ equity $ 137,840 $ 159,945